                                                                     EXHIBIT 4.1

                          File Number   5402-776-1
                                      --------------


                                   [LOGO]


WHEREAS, ARTICLES OF INCORPORATION OF

                         FIRST NATIONAL BANCORP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


NOW THEREFORE, I, JIM EDGAR, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

     IN TESTIMONY WHEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED THE
                GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF SPRINGFIELD,
                THIS 31ST DAY OF OCTOBER A.D. 1985 AND OF THE INDEPENDENCE OF
    [SEAL]      THE UNITED STATES THE TWO HUNDRED AND 10TH.



                                                /s/  Jim Edgar
                                                ------------------
                                                SECRETARY OF STATE

  BCA-2.10 (REV. JUL. 1984)                                 FILE #
                                    JIM EDGAR            ----------------------
   SUBMIT IN DUPLICATE          SECRETARY OF STATE       THIS SPACE FOR USE BY
--------------------------      STATE OF ILLINOIS         SECRETARY OF STATE
PAYMENT MUST BE MADE BY
CERTIFIED CHECK, CASHIERS'   ARTICLES OF INCORPORATION    DATE  10-31-85
CHECK OR A MONEY ORDER,
PAYABLE TO "SECRETARY OF                                  LICENSE FEE    $   .50
STATE".                                                   FRANCHISE TAX  $ 25.00
    DO NOT SEND CASH!                                     FILING FEE     $ 75.00
--------------------------                                               -------
                                                          CLERK [ILLEGIBLE]
                                                                         $100.50
                                                          ----------------------
Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE  The name of the corporation is FIRST NATIONAL BANCORP, INC.
                                            ------------------------------------
               (SHALL CONTAIN THE WORD "CORPORATION", "COMPANY", "INCORPORATED",

             -------------------------------------------------------------------
                         "LIMITED", OR AN ABBREVIATION THEREOF)

ARTICLE TWO The name and address of the initial registered agent and its registered office are:

            Registered Agent     C T CORPORATION SYSTEM
                              --------------------------------------------------
                                FIRST NAME       MIDDLE NAME      LAST NAME

            Registered Office c/o C T CORPORATION SYSTEM, 208 S. La Salle Street
                              --------------------------------------------------
                                NUMBER      STREET    SUITE # (A P.O. BOX ALONE
                                                      IS NOT ACCEPTABLE)

                                 Chicago         60604           Cook
                              --------------------------------------------------
                                 CITY           ZIP CODE        COUNTY

ARTICLE THREE The purpose or purposes for which the corporation is organized are:
                                    IF NOT SUFFICIENT SPACE TO COVER THIS POINT,
                                    ADD ONE OR MORE SHEETS OF THIS SIZE.

    The transaction of any or all lawful businesses for which corporations may be incorporated under the Illinois Business Corporation Act.

ARTICLE FOUR Paragraph 1:  The authorized shares shall be:

               CLASS    *PAR VALUE PER SHARE     NUMBER OF SHARES AUTHORIZED
             ----------------------------------------------------------------
               Common          $10.00                        100
             ----------------------------------------------------------------

             ----------------------------------------------------------------

             ----------------------------------------------------------------

             Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:
                                    IF NOT SUFFICIENT SPACE TO COVER THIS POINT,
                                    ADD ONE OR MORE SHEETS OF THIS SIZE.


ARTICLE FIVE The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:

                       *PAR VALUE     NUMBER OF SHARES     CONSIDERATION TO BE
               CLASS    PER SHARE   PROPOSED TO BE ISSUED   RECEIVED THEREFOR
             -----------------------------------------------------------------
               Common    $10.00             100            $  1,000.00
             -----------------------------------------------------------------
                                                           $
             -----------------------------------------------------------------
                                                           $
             -----------------------------------------------------------------
                                                           $
             -----------------------------------------------------------------
                                                   TOTAL   $  1,000.00
                                                            ==================

*A declaration as to a "par value" is optional. This space may be marked "n/a" when no reference to a par value is desired.

ARTICLE SIX     OPTIONAL
                The number of directors constituting the initial board of directors of the corporation is ____________________, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

                             NAME                       RESIDENTIAL ADDRESS
                --------------------------------------------------------------
                --------------------------------------------------------------
                --------------------------------------------------------------
                --------------------------------------------------------------

ARTICLE SEVEN   OPTIONAL
                (a)  It is estimated that the value of all property to be
                     owned by the corporation for the following year wherever
                     located will be:                   $_____________________
                (b)  It is estimated that the value of the property to be
                     located within the State of Illinois during the
                     following year will be:            $_____________________
                (c)  It is estimated that the gross amount of business which will be transacted by the corporation during the
                     following year will be:            $_____________________
                (d)  It is estimated that the gross amount of business which will be transacted from places of business in the State of Illinois during the following year will be:
                                                        $_____________________
ARTICLE EIGHT   OTHER PROVISIONS
                ATTACH A SEPARATE SHEET OF THIS SIZE FOR ANY OTHER PROVISION
                TO BE INCLUDED IN THE ARTICLES OF INCORPORATION, E.G.,
                AUTHORIZING PRE-EMPTIVE RIGHTS; DENYING CUMULATIVE VOTING;
                REGULATING INTERNAL AFFAIRS; VOTING MAJORITY REQUIREMENTS;
                FIXING A DURATION OTHER THAN PERPETUAL; ETC.

                      NAMES & ADDRESSES OF INCORPORATORS

     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated    October 25         , 1985
      ----------------------    ---

           SIGNATURES AND NAMES                 POST OFFICE ADDRESS
     1.   /s/ Anthony J. Poli           1.  815 Superior Avenue, N.E.
       ------------------------------       -------------------------------
                 SIGNATURE                              STREET

       Anthony J. Poli                      Cleveland, Ohio 44114
       ------------------------------       -------------------------------
       NAME (PLEASE PRINT)                  CITY/TOWN     STATE     ZIP

     2.   /s/ John L. Morrissey         2.  815 Superior Avenue, N.E.
       ------------------------------       -------------------------------
                 SIGNATURE                              STREET

       John L. Morrissey                    Cleveland, Ohio 44114
       ------------------------------       -------------------------------
       NAME (PLEASE PRINT)                  CITY/TOWN     STATE     ZIP

     3.   /s/ Gil S. Apelis             3.  815 Superior Avenue, N.E.
       ------------------------------       -------------------------------
                 SIGNATURE                              STREET

       Gil S. Apelis                        Cleveland, Ohio 44114
       ------------------------------       -------------------------------
       NAME (PLEASE PRINT)                  CITY/TOWN     STATE     ZIP

(SIGNATURES MUST BE IN INK ON ORIGINAL DOCUMENT. CARBON COPY, XEROX OR RUBBER STAMP SIGNATURES MAY ONLY BE USED ON CONFORMED COPIES)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.

                                Form BCA-2.10


File No. ________________________________

===============================================================================

                           ARTICLES OF INCORPORATION


                                    FILED

                                OCT 31, 1985

                                  JIM EDGAR
                              SECRETARY OF STATE
                                 FEE SCHEDULE

The following fees are required to be paid at the time of issuing the Certificate of Incorporation: FILING FEE $75.00; INITIAL LICENSE FEE of 1/20th of 1% of the consideration to be received for initial issued shares (SEE ART 5), MINIMUM $.50; INITIAL FRANCHISE TAX of 1/10th of 1% of the consideration to be received for Initial Issued shares (SEE ART 5) MINIMUM $25.00.

                             EXAMPLES OF TOTAL DUE

                 Consideration to                    TOTAL
                   be Received                        DUE*
-----------------------------------------------------------------------------
                  up to $1,000                      $100.50
-----------------------------------------------------------------------------
                    $  5,000                        $102.50
-----------------------------------------------------------------------------
                    $ 10,000                        $105.00
-----------------------------------------------------------------------------
                    $ 25,000                        $112.50
-----------------------------------------------------------------------------
                    $ 50,000                        $150.00
-----------------------------------------------------------------------------
                    $100,000                        $225.00
-----------------------------------------------------------------------------

* Includes Filing Fee + License Fee + Franchise Tax


                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                            Telephone (217) 782-6961

===============================================================================

                               File Number  5402 776 1
                                           ------------


                                  STATE OF ILLINOIS

                                      OFFICE OF
                               THE SECRETARY OF STATE



WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF FIRST NATIONAL BANCORP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


NOW THEREFORE, I, JIM EDGAR, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

     IN TESTIMONY WHEREOF, THERETO SET MY HAND AND CAUSE TO BE OFFERED THE
                                 GREAT SEAL OF THE STATE OF ILLINOIS, AT THE
                                 CITY OF SPRINGFIELD, THIS 11TH DAY OF
                                 FEBRUARY A.D. 1986 AND OF THE INDEPENDENCE
                                 OF THE UNITED STATES THE TWO HUNDRED AND 10TH.
[SEAL]


                                                 /s/ Jim Edgar
                                                 ------------------
                                                 SECRETARY OF STATE

BCA-10.30 (REV. JUL. 1984)                                      FILE # 5402-776
                                        JIM EDGAR         ---------------------
SUBMIT IN DUPLICATE                 SECRETARY OF STATE    THIS SPACE FOR USE BY
                                    STATE OF ILLINOIS       SECRETARY OF STATE
REMIT PAYMENT IN CHECK OR MONEY
ORDER, PAYABLE TO "SECRETARY OF   ARTICLES OF AMENDMENT    DATE     2-11-86
STATE".
     DO NOT SEND CASH!                                     LICENSE FEE   $
                                                           FRANCHISE TAX $75
                                                           FILING FEE    $

                                                           CLERK         R.H.
                                                          ---------------------

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE      The name of the corporation is    First National Bancorp, Inc.
                 _____________________________________________________  (NOTE 1)

ARTICLE TWO      The following amendment of the Articles of Incorporation was adopted on January 30, 1986 in the manner indicated below.
                 ("X" ONE BOX ONLY.)

            /X/ By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                        (NOTE 2)

            / /  By a majority of the board of directors, in accordance with
                 Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment; (NOTE 3)

            / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were
                 voted in favor of the amendment;                       (NOTE 4)

            / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                        (NOTE 4)

            / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on
                 this amendment.                                        (NOTE 4)

                               (INSERT AMENDMENT)

(ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY.) (SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME IS: RESOLVED, THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:)


                                    No change.
--------------------------------------------------------------------------------
                                    (NEW NAME)


                   ALL CHANGES OTHER THAN NAME, INCLUDE ON PAGE 2
                                      (OVER)

                                     PAGE 2
                                    RESOLUTION

Resolve that the Articles of Incorporation be amended t read as follows:

ARTICLE FOUR    Paragraph 1:   The authorized shares shall be:


                 Class           Par Value per share         Number of Shares
                                         $10.00                Authorized
                 Common                                        1,000,000

                Paragraph 2:   The special or relative rights in respect of
                               the shares of the corporation are as set forth in the attached Exhibit A made a part hereof:

ARTICLE THREE      The manner, if not set forth in the amendment, in which
                   any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
                   (IF NOT APPLICABLE, INSERT "NO CHANGE")

                             No change.

ARTICLE FOUR       (a) The manner, if not set forth in the amendment, in
                   which said amendment effects a change in the amount of paid-in capital* is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                             No change.

                   (b) The amount of paid-in capital* as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                             No change.

                                                    Before Amendment      After Amendment

                         Paid-in Capital            $_______________      $______________

      The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated January 30th, 1986                  First National Bancorp, Inc.
                                        ---------------------------------
                                           (EXACT NAME OF CORPORATION)

attested by  /s/ Anthony J. Poli        by     /s/ John L. Morrissey
           ----------------------         -------------------------------

      Anthony J. Poli, Incorporator       John L. Morrissey, Incorporator
      -----------------------------       -------------------------------
     (TYPE OR PRINT NAME AND TITLE)       (TYPE OR PRINT NAME AND TITLE)

            /s/ Gil S. Apelis
          -----------------------

     Gil S. Apelis, Incorporator
     ---------------------------



* "PAID-IN CAPITAL" REPLACES THE TERMS STATED CAPITAL AND PAID-IN SURPLUS AND IS EQUAL TO THE TOTAL OF THESE ACCOUNTS.

                            NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:  Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
         elected.                                                (Section 10.10)

NOTE 3:  Directors may adopt amendments without shareholder approval in only six instances, as follows:
         (a) to remove the names and addresses of directors named in the articles of incorporation;
         (b)  to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to
              Section 5.15 is also filed;
         (c)  to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
         (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,
         (f)  to restate the articles of incorporation as
              currently amended.                                 (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

         Shareholder approval may be (1) by vote at a shareholders' meeting (EITHER ANNUAL OR SPECIAL) or (2) by consent, in writing, without a meeting.

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (BUT IF CLASS VOTING APPLIES, THEN ALSO AT LEAST A 2/3 VOTE WITHIN EACH CLASS IS REQUIRED).

         The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitles to vote and not less than a majority within each class when class voting applies. (Section 10.20)

NOTE 5: When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage
         of the amendment.                             (Sections 7.10 & 10.20)

                                 FORM BCA-10.30


File No. ________________________________

==============================================================================
                              ARTICLES OF AMENDMENT


                                Filing Fee $25.00

                   Filing Fee for Re-Stated Articles $100.00


                                     FILED

                                  [ILLEGIBLE]

                                   JIM EDGAR
                              SECRETARY OF STATE

                                                                   PAID
                                                                FEB 19 1986

                                   RETURN TO:


                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                            Telephone 217 -- 782-6961

===============================================================================

                                   Exhibit A

        Article IV, Paragraph 2

        Pre-emptive rights

        (A) The holders of the shares of any class other than shares which are limited as to dividend rate and liquidation price shall, upon the offering or sale for cash of shares of the same class, have the right, during a reasonable time and on reasonable terms fixed by the directors, to purchase such shares in proportion to their respective holdings of shares of such class, at a price fixed by the Board, unless the shares offered or sold are:
        (1)  Issued as a share dividend;
        (2) Issued or agreed to be issued for considerations other than money;
        (3) Issued or agreed to be issued upon exercise of options granted and authorized in accordance with The Business Corporation Act.
        (4) Offered to shareholders in satisfaction of their pre-emptive rights and not purchased by such shareholders, and thereupon issued or agreed to be issued for a consideration not less than that at which such shares were so offered to such shareholders, less reasonable expenses, compensation, or discount paid or allowed for the sale, underwriting, or purchase of such shares, unless by the affirmative vote or written order of the holders of two-thirds of the shares otherwise entitled to such pre-emptive rights, the pre-emptive rights are restored as to any of such shares not theretofore issued or agreed to be issued;
        (5) Released from pre-emptive rights by the affirmative vote or written consent of the holders of two-thirds of the shares entitled to such pre-emptive rights. Any such vote or consent shall be entered in the records of the corporation and shall be binding on all shareholders and their transferees for the time specified in such vote or consent up to but not exceeding one year, and shall protect all persons who within such time acquire the shares or options on or conversion or other rights with respect to the shares so released;
        (6) Released from pre-emptive rights by the affirmative vote or written consent of the holders of a majority of the shares entitled to such pre-emptive rights, for offering and sale, or the grant of options with respect thereto, to any or all employees of the corporation or of subsidiary corporations or to a trustee on their behalf, under a plan adopted or to be adopted by the directors for that purpose.
         (B) No action shall be brought upon any cause of action arising under division (A) of this section at any time after two years from the day on which a written notice or other communication is given or mailed to each shareholder having such a cause of action informing the shareholder of the transaction giving rise thereto, and no action shall in any event be brought upon any such cause of action at any time after four years from the day on which such cause of action arose, or from the effective date of this provision, whichever is the later.

                         File Number 5402 776 1

                                [LOGO]

WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                      FIRST NATIONAL BANCORP, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

NOW THEREFORE, I, JIM EDGAR, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

       IN TESTIMONY WHEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED THE
                    GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF SPRINGFIELD, THIS 9TH DAY OF MARCH AD 1988, AND OF THE INDEPENDENCE OF THE UNITED STATES THE TWO HUNDRED AND 12TH.

                                              /s/ Jim Edgar
                                              ------------------
                                              SECRETARY OF STATE

BCA-10.30 (REV. JUL. 1984)                                 FILE # 5402-
                                       JIM EDGAR         ----------------------
    SUBMIT IN DUPLICATE            SECRETARY OF STATE    THIS SPACE FOR USE BY
--------------------------------   STATE OF ILLINOIS      SECRETARY OF STATE
REMIT PAYMENT IN CHECK OR MONEY
ORDER, PAYABLE TO "SECRETARY OF                          DATE  3/9/88
STATE".                          ARTICLES OF AMENDMENT
    DO NOT SEND CASH!                                    LICENSE FEE     $
                                                         FRANCHISE TAX   $
                                                         FILING FEE      $25.00

                                                         CLERK  HC
                                                         ----------------------

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE  The name of the corporation is First National Bancorp, Inc.
             _________________________________________________________(NOTE 1)

ARTICLE TWO  The following amendment of the Articles of Incorporation was adopted on March 8, 1988 in the manner indicated below.
             ("X" ONE BOX ONLY.)

        / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no
             shares as of the time of adoption of this amendment;     (NOTE 2)

        / /  By a majority of the board of directors, in accordance with
             Section 10.15, shares having been issued but shareholder action
             not being required for the adoption of the amendment;    (NOTE 3)

        /X/ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders.  At a meeting of
             shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in
             favor of the amendment;                                  (NOTE 4)

        / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10; (NOTE 4)

        / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders.  A consent in writing has been signed by all the shareholders entitled to vote on this
             amendment.                                               (NOTE 4)

                              (INSERT AMENDMENT)

(ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY.) (SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME IS:
RESOLVED, THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:)

That Paragraph 1 of Article Four of the Articles of Incorporation shall be amended to read as follows:

ARTICLE FOUR  Paragraph 1:  The authorized shares shall be:

                                       PAR VALUE           NUMBER OF SHARES
                  CLASS                PER SHARE              AUTHORIZED
                 Common            $10.00 per share           1,250,000

------------------------------------------------------------------------------
                                  (NEW NAME)

                 ALL CHANGES OTHER THAN NAME, INCLUDE ON PAGE 2
                                    (OVER)

                                     PAGE 2
                                   RESOLUTION

ARTICLE THREE       The manner, if not set forth in the amendment, in which
                    any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                       No change

ARTICLE FOUR        (a) The manner, if not set forth in the amendment, in
                    which said amendment effects a change in the amount of paid-in capital* is as follows: (IF NOT APPLICABLE, INSERT
                    "NO CHANGE")

                       No change

                    (b) The amount of paid-in capital* as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                       No change

                                               BEFORE AMENDMENT      AFTER AMENDMENT
                       PAID-IN CAPITAL         $                     $
                                                ---------------       --------------

     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated March 8, 1988                          FIRST NATIONAL BANCORP, INC.
                                             ---------------------------------
                                             (EXACT NAME OF CORPORATION)

attested by  /s/ Albert G. D'Ottavio         by  /s/ Kevin T. Reardon
           -------------------------------     -------------------------------
              (SIGNATURE OF SECRETARY)             (SIGNATURE OF PRESIDENT)

                 Albert G. D'Ottavio                 Kevin T. Reardon
           -------------------------------     -------------------------------
            (TYPE OR PRINT NAME AND TITLE)      (TYPE OR PRINT NAME AND TITLE)



* "PAID-IN CAPITAL" REPLACES THE TERMS STATED CAPITAL AND PAID-IN SURPLUS AND IS EQUAL TO THE TOTAL OF THESE ACCOUNTS.

                           NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
          elected.                                            (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:
          (a) to remove the names and addresses of directors named in the articles of incorporation;
          (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to
               Section 5.15 is also filed;
          (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
          (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
          (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,
          (f)  to restate the articles of incorporation as currently amended.
                                                              (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

          Shareholder approval may be (1) by vote at a shareholders' meeting (EITHER ANNUAL OR SPECIAL) or (2) by consent, in writing, without a meeting.

          To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (BUT IF CLASS VOTING APPLIES, THEN ALSO AT LEAST A 2/3 VOTE WITHIN EACH CLASS IS REQUIRED).

          The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitles to vote and not less than a majority within each class when class voting applies.
                                                              (Section 10.20)

NOTE 5: When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly
          notified of the passage of the amendment.   (Sections 7.10 & 10.20)




             FORM BCA - 10.30


File No. ________________________________

===============================================================================

                              ARTICLES OF AMENDMENT


                               Filing Fee $25.00

                  Filing Fee for Re-Stated Articles $100.00




                                     FILED

                                  MAR 9 1988

                                   JIM EDGAR
                              SECRETARY OF STATE


                                  RETURN TO:


                           Corporation Department
                             Secretary of State
                        Springfield, Illinois  62756
                          Telephone 217 - 782-6961

===============================================================================

                         FILE NUMBER   5402-776-1
                                     ----------------


                                    [LOGO]


 WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                         FIRST NATIONAL BANCORP, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


NOW THEREFORE, I, GEORGE H. RYAN, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

      IN TESTIMONY WHEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED THE
           GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF SPRINGFIELD,
              THIS 19TH DAY OF NOVEMBER A.D. 1992 AND OF THE INDEPENDENCE OF
   [SEAL]     THE UNITED STATES THE TWO HUNDRED AND 17TH.

                                       /s/ George H. Ryan
                                       ------------------
                                       SECRETARY OF STATE

Form BCA-10.30                                     ARTICLES OF AMENDMENT
(Rev. Jan. 1991)                                           FILED                       FILE # 5402-776-1
----------------------------------------------------------------------------------------------------------
George H. Ryan
Secretary of State                                                                    SUBMIT IN DUPLICATE
Department of Business Services                         NOV 19 1992
Springfield, IL 62756                                                            --------------------------
Telephone (217) 782-6961                               GEORGE H. RYAN               THIS SPACE FOR USE BY
                                                     SECRETARY OF STATE              SECRETARY OF STATE
-----------------------------------------                                          DATE   11-19-92

                                                                    PAID           FRANCHISE TAX   $
Remit payment in check or money                                                    FILING FEE      $25.00
order, payable to "Secretary of State."                                            PENALTY         $
                                                                 NOV 20 1992
                                                                                   APPROVED:       MO
-----------------------------------------------------------------------------------------------------------

1.    CORPORATE NAME:     First National Bancorp, Inc.
                     -----------------------------------------------------------
                                                                       (Note 1)
2.    MANNER OF ADOPTION:

           The following amendment of the Articles of Incorporation was adopted on March 12, 1991 19____ in the manner indicated below. ("X" one box only)

      / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with
           Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                       (Note 2)

      / / By a majority of the board of directors, in accordance with Section 10.15, shares having been issued by shareholder action not being required for the adoption of the amendment;
                                                                       (Note 3)

      /X/ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                       (Note 4)

      / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                       (Note 4)

      / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                       (Note 4)

                               (INSERT AMENDMENT)

(ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY.) (SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME IS RESOLVED, THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:)

                                      N/A
--------------------------------------------------------------------------------
                                   (NEW NAME)



                   ALL CHANGES OTHER THAN NAME, INCLUDE ON PAGE 2
                                     (OVER)

                                  RESOLUTION

RESOLVED, THAT PARAGRAPH 1 OF ARTICLE FOUR OF THE ARTICLES OF INCORPORATION SHALL BE AMENDED TO READ AS FOLLOWS:

"Article Four, Paragraph 1:  The authorized shares are:


Class                   Par Value Per Share          Number of Shares Authorized
-----                   -------------------          ---------------------------
Common                        $10.00                         1,750,000"


3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                              N/A


4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                              N/A



        (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                              N/A


                                               Before Amendment  After Amendment

                    Paid-in Capital            $_______________  $______________

                     (COMPLETE EITHER ITEM 5 OR 6 BELOW)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

    Dated          September 22         19  92      First National Bancorp, Inc.
          -----------------------------   ------  ------------------------------

    attested by   /s/ Albert G. D'Ottavio          by   /s/ Albert G. D'Ottavio
                --------------------------------     ---------------------------
                 (SIGNATURE OF SECRETARY              (SIGNATURE OF PRESIDENT
                  OR ASSISTANT SECRETARY)                OR VICE PRESIDENT)

                 Albert G. D'Ottavio, Secretary   Albert G. D'Ottavio, President
                --------------------------------  ------------------------------
                 (TYPE OR PRINT NAME AND TITLE)   (TYPE OR PRINT NAME AND TITLE)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                      OR

    If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

    The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

    Dated____________________________, 19_____

    __________________________________________  ________________________________

    __________________________________________  ________________________________

    __________________________________________  ________________________________

    __________________________________________  ________________________________

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State. BEFORE any amendments herein reported.

NOTE 2:  Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
         elected.                                                (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

         (a) to remove the names and addresses of directors named in the articles of incorporation:
         (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section
              5.10 is also filed:
         (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
         (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05.
         (f)  to restate the articles of incorporation as currently amended.
                                                                 (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

         Shareholder approval may be (1) by vote at a shareholders' meeting (EITHER ANNUAL OR SPECIAL) or (2) by consent, in writing, without a meeting.

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (BUT IF CLASS VOTING APPLIES, THEN ALSO AT LEAST A 2/3 VOTE WITHIN EACH CLASS IS REQUIRED).

         The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.
                                                                 (Section 10.20)

NOTE 5:  When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage
         of the amendment.                               (Sections 7.10 & 10.20)

                        File Number   5402-776-1
                                    -------------------

                                    [LOGO]



WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                        FIRST NATIONAL BANCORP, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

NOW THEREFORE, I, GEORGE H. RYAN, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

         IN TESTIMONY WHEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED
                      THE GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF
                          SPRINGFIELD, THIS 29TH DAY OF JUNE A.D. 1994 AND OF
          [SEAL]          THE INDEPENDENCE OF THE UNITED STATES THE TWO HUNDRED
                          AND 18TH.


                                           /s/ George H. Ryan
                                           -------------------
                                           SECRETARY OF STATE


Form BCA-10.30                         ARTICLES OF AMENDMENT
(Rev. Jan. 1991)                                                        File # 5402-176-1
----------------------------------------------------------------------------------------------
George H. Ryan                                                            SUBMIT IN DUPLICATE
Secretary of State                                                      ----------------------
Department of Business Services                                         THIS SPACE FOR USE  BY
Springfield, IL 62756                                                    SECRETARY OF STATE
Telephone (217) 782-6961                       FILED        PAID
                                                                        DATE  6-29-94
--------------------------------------      JUN 29 1994  JUN 29 1994
                                                                        FRANCHISE TAX  $
Remit payment in check or money            GEORGE H. RYAN               FILING FEE     $ 25
order payable to "Secretary of State."   SECRETARY OF STATE             PENALTY        $

                                                                        APPROVED:      BV
-------------------------------------------------------------------------------------------

1.  CORPORATE NAME:    First National Bancorp, Inc.
                   -------------------------------------------------------------
                                                                    (Note 1)

2.  MANNER OF ADOPTION:
       The following amendment of the Articles of Incorporation was adopted on March 8, 1994 in the manner indicated below. ("X" one box only)

   / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
       or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                    (Note 2)
   / / By a majority of the board of directors, in accordance with Section
       10.15, shares having been issued by shareholder action not being required for the adoption of the amendment;
                                                                    (Note 3)
   /X/ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                    (Note 4)
   / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation.
       Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                    (Note 4)
   / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                    (Note 4)

                             (INSERT AMENDMENT)

(ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY.) (SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME IS RESOLVED, THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:)


--------------------------------------------------------------------------------
                                 (NEW NAME)


                                 EXPEDITED

                                JUN 29,1994

                             SECRETARY OF STATE


                ALL CHANGES OTHER THAN NAME, INCLUDE ON PAGE 2
                                   (OVER)

                                  RESOLUTION

     That Paragraph One of Article Four of the Articles of Incorporation be amended to read as follows:

     Article Four Paragraph One:  The authorized shares are:


                     PAR VALUE            NUMBER OF SHARES
                     ---------            ----------------
     CLASS           PER SHARE               AUTHORIZED
     -----           ---------            ----------------
     Common          $10.00 per share        2,750,000
     Preferred           none                1,000,000


     Paragraph Two: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

            Any and all of the series of such preferred class and the variations in the relative rights and references shall be fixed and determined by a resolution of the Board of Directors.


     That Paragraph One be added to Article Eight of the Articles of Incorporation as follows:

     Article Eight Paragraph One: The Directors of the Corporation shall not be liable to the Corporation or to the shareholders of the Corporation for monetary damages for breach of fiduciary duties as a Director, provided that this provision shall not eliminate or limit the liability of the Director (i) for any breach of the Director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law, (iii) under Section
8.65 of the Illinois Business Corporation Act or (iv) for any transaction from which the Director derived an improper personal benefit.

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

     No change


4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

     No change

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

     No change


                                             Before Amendment   After Amendment

                            Paid-in Capital  $                  $
                                             ________________   _______________

                          (COMPLETE EITHER ITEM 5 OR 6 BELOW)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

   Dated June 28, 1994           First National Bancorp, Inc.
                                 ----------------------------
                                  (EXACT NAME OF CORPORATION)

   attested by /s/ Albert G. D'Ottavio     by  /s/ Albert G. D'Ottavio
            ------------------------------   -------------------------------
             (SIGNATURE OF SECRETARY OR          (SIGNATURE OF PRESIDENT

                 Albert G. D'Ottavio             Albert G. D'Ottavio
            ------------------------------    ------------------------------
            (TYPE OR PRINT NAME AND TITLE)     (TYPE OR PRINT NAME AND TITLE)

6. If amendment is authorized by the incorporators, the incorporators must sign below.
                                       OR

   If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

   The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

   Dated               , 19
   ____________________    ____

   ____________________________          ______________________________

   ____________________________          ______________________________

   ____________________________          ______________________________

   ____________________________          ______________________________

                                  NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.
                                                                 (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances/as follows:
         (a) to remove the names and addresses of directors named in the articles of incorporation;
         (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section 5.10 is also filed;
         (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
         (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05.
         (f)  to restate the articles of incorporation as currently amended.
                                                                 (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

         Shareholder approval may be (1) by vote at a Shareholders' meeting (EITHER ANNUAL OR SPECIAL) or (2) by consent in writing, without a meeting.

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (BUT IF CLASS VOTING APPLIES, THEN ALSO AT LEAST A 2/3 VOTE WITHIN EACH CLASS IS REQUIRED).

         The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (Section 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment.
                                                         (Sections 7.10 & 10.20)

                              STATE OF ILLINOIS
                                   OFFICE OF
                            THE SECRETARY OF STATE

         WHEREAS, STATEMENT OF RESOLUTION ESTABLISHING SERIES OF
                         FIRST NATIONAL BANCORP, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAS BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.




NOW THEREFORE, I, GEORGE H. RYAN, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

            IN TESTIMONY WHEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED THE GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF
[SEAL] SPRINGFIELD, THIS 2ND DAY OF DECEMBER A.D. 1996 AND OF THE INDEPENDENCE OF THE UNITED STATES THE TWO HUNDRED AND 21ST


                                           /s/ George H. Ryan
                                           ------------------
                                           SECRETARY OF STATE

Form BCA-6.10                   STATEMENT OF RESOLUTION
(Rev. Jan. 1995)                 ESTABLISHING SERIES        File # 5402-776-1
------------------------------------------------------------------------------
George H. Ryan
Secretary of State                        FILED            SUBMIT IN DUPLICATE
Department of Business Services        DEC 2 1996
Springfield, IL 62756                                    THIS SPACE FOR USE BY
Telephone (217) 782-1832                  PAID             SECRETARY OF STATE
-------------------------------        DEC 03 1996       DATE  12/2/96
REMIT PAYMENT IN CHECK OR MONEY
ORDER, PAYABLE TO "SECRETARY OF      GEORGE H. RYAN      FILING FEE     $25.00
STATE."                            SECRETARY OF STATE
                                                         APPROVED: [ILLEGIBLE]
------------------------------------------------------------------------------

1.  CORPORATE NAME:               First National Bancorp, Inc.
                   -----------------------------------------------------------
------------------------------------------------------------------------------

2. The Board of Directors on November 14, 1996 duly adopted the following resolution establishing and designating one or more series and fixing and determining the relative rights and preferences thereof:
      IF NOT SUFFICIENT SPACE TO COVER THIS POINT, USE REVERSE SIDE OR ADD
                       ONE OR MORE SHEETS OF THIS SIZE

            (See Exhibit A attached hereto and made a part hereof)


                                  EXPEDITED
                                 DEC 02 1996
                              SECRETARY OF STATE

------------------------------------------------------------------------------

3. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

    Dated December 2, 1996                                       FIRST NATIONAL BANCORP, INC.
                                                               --------------------------------------------
                                                                          (EXACT NAME OF CORPORATION)
    attested by /s/ Albert G. D'Ottavio                        by /s/ Albert G. D'Ottavio
               -----------------------------------------------    -----------------------------------------
               (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)   (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

                Albert G. D'Ottavio, Secy.                       Albert G. D'Ottavio, President
               -----------------------------------------------   ------------------------------------------
                       (TYPE OR PRINT NAME AND TITLE)                   (TYPE OR PRINT NAME AND TITLE)

                                    NOTES


This form is applicable only where the articles of incorporation expressly vest authority in the board of directors establish series and to fix and determine the relative rights and preferences thereof. In such case series may established and rights and preferences fixed and determined by resolution of the board of directors only to the extent provided in Sec. 6.10 of "The Business Corporation Act" and only to the extent not already established, fixed a determined by the articles of incorporation.

                                                                       EXHIBIT A




         That pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the said Corporation, the said Board of Directors on November 14, 1996, adopted the following resolution creating a series of 2,750 shares of Preferred Stock designated as "Series A Junior Participating Preferred Stock":

                  RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Articles of Incorporation, a series of Preferred Stock, no par value, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

         1. DESIGNATION AND AMOUNT. There shall be a series of Preferred Stock that shall be designated as "Series A Junior Participating Preferred Stock," and the number of shares constituting such series shall be 2,750. Such number of shares may be increased or decreased by resolution of the Board of Directors; PROVIDED, HOWEVER, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

         2.       DIVIDENDS AND DISTRIBUTION.

                  (A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 20th day of April, July, October and January, in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $750.00 per share or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $10.00 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The "Adjustment Number" shall initially be 1,000. In the event the Corporation shall at any time after November 14, 1996 (the "Rights Declaration Date"), (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph
(A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

                  (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior
Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

     3.  VOTING RIGHTS.  The holders of shares of Series A Junior
Participating Preferred Stock shall have the following voting rights:

         (A) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

         (B) Except as required by law and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     4.  CERTAIN RESTRICTIONS.

         (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

              (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

              (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

              (iii) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     5. REACQUIRED SHARES. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

     6. LIQUIDATION, DISSOLUTION OR WINDING UP. (A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the "Series A Liquidation Preference") equal to the greater of (i) $300,000 per share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

         (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

         (C) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this
Section 6.

     7. CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

     8. NO REDEMPTION. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Company.

     9. RANKING. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

     10. AMENDMENT. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Restated Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

     11. FRACTIONAL SHARES. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

File Number   5402-776-1









                             STATE OF ILLINOIS
                                OFFICE OF
                           THE SECRETARY OF STATE

         WHEREAS,      ARTICLES OF AMENDMENT TO THE ARTICLES OF
          INCORPORATION OF
                             FIRST NATIONAL BANCORP, INC.
          INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.





     Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

             IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the
     [SEAL]        City of Springfield, this  28TH day of SEPTEMBER
                   A.D. 1998 and of the Independence of the United States the two hundred and 23RD.


                                                 /s/ George H. Ryan
                                                 ------------------
                                                 SECRETARY OF STATE

Form BCA-10.30              ARTICLES OF AMENDMENT
(Rev. Jan. 1995)                                          File # 5402-776-1
------------------------------------------------------------------------------
George H. Ryan
Secretary of State           FILED           PAID         SUBMIT IN DUPLICATE
Department of Business
Services                   SEP 28 1998     Oct 01 1998     THIS SPACE FOR USE
                                                          BY SECRETARY OF STATE
------------------------
Remit payment in check                                   DATE  9/28/98
or money order, payable      GEORGE H. RYAN              FRANCHISE TAX    $
to "Secretary of State".  SECRETARY OF STATE             FILING FEE*      $2.
                                                         PENALTY          $
*The filing fee for
articles of amendment -                                  APPROVED [ILLEGIBLE]
$25.00
--------------------------------------------------------------------------------

1.  CORPORATE NAME:            FIRST NATIONAL BANCORP, INC.
                   -----------------------------------------------------------
                                                                    (Note 1)
2.  MANNER OF ADOPTION OF AMENDMENT:

         The following amendment of the Articles of Incorporation was adopted on March 13, 1997
         19     in the manner indicated below. ("X" one box only)
           ----
    / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;

                                                                    (Note 2)
    / / By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                    (Note 2)
    / / By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                    (Note 3)
    /X/ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                    (Note 4)
    / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by the shareholders having no less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                    (Notes 4&5)
    / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                    (Note 5)

3.  TEXT OF AMENDMENT:
    a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.
         Article I: The name of the corporation is:


-------------------------------------------------------------------------------
                                     (NEW NAME)                    EXPEDITED
                                                                   SEP 28 1998
                                                              SECRETARY OF STATE
                    All changes other than name, include on page 2
                                       (over)

                               TEXT OF AMENDMENT

b. (IF AMENDMENT AFFECTS THE CORPORATE PURPOSE, THE AMENDED PURPOSE IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY. IF THERE IS NOT SUFFICIENT SPACE TO DO SO, ADD ONE OR MORE SHEETS OF THIS SIZE.)

      That Paragraph 1 of Article Four of the Articles of Incorporation of the Company be amended to read as follows:

      ARTICLE FOUR  Paragraph 1:  The authorized shares shall be:


                                    PAR VALUE           NUMBER OF SHARES
      CLASS                         PER SHARE              AUTHORIZED
      -----                         ---------           ----------------
      Common                     $10.00 per share          5,500,000

      Preferred (UNDESIGNATED)          NPV                  997,250

      Preferred A. JR PARTI             NPV                    2,750

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares or a reduction of the number of authorized shares of any class below the number of issued shares of that class provided for or effected by this amendment, is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

          No change

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

          No change

      (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

          No change

                                           Before Amendment    After Amendment

                      Paid-in Capital      $______________   $______________


     (COMPLETE EITHER ITEM 6 OR 7 BELOW.  ALL SIGNATURES MUST IN BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms under penalties of perjury, that the facts stated herein are true.

      Dated      MARCH 13, 1997                                      First National Bancorp, Inc.
                                                                     -------------------------------------------------
                                                                     (EXACT NAME OF CORPORATION AT DATE OF EXECUTION)

      attested by /s/ Albert G. D'Ottavio                               by  /s/ Albert G. D'Ottavio
                  ----------------------------------------------        ----------------------------------------------
                  (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)        (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

                  Albert G. D'Ottavio, Secretary                     Albert G. D'Ottavio, President
                  ----------------------------------------------     -------------------------------------------------
                       (TYPE OR PRINT NAME AND TITLE)                     (TYPE OR PRINT NAME AND TITLE)


7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                      OR

      If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

      The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

      Dated_______________________, 19____

      ____________________________________  ___________________________________

      ____________________________________  ___________________________________

      ____________________________________  ___________________________________

      ____________________________________  ___________________________________


Form BCA-10.30                             ARTICLES OF AMENDMENT
(Rev. Jan. 1999)                                                                  File # 5402-776-1
----------------------------------------------------------------------------------------------------------------
Jesse White                                                                        SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services                   FILED                           THIS SPACE FOR USE BY
Springfield, IL 62756                                                              SECRETARY OF STATE
Telephone (217) 782-1832
----------------------------------------        APR 24 2000                       DATE 4-24-00
Remit payment in check or money
order, payable to "Secretary of State."        JESSE WHITE                        FRANCHISE TAX      $
                                            SECRETARY OF STATE                    FILING FEE*        $25.00
The filing fee for restated articles of                                           PENALTY            $
amendment-$100.00
                                                                                  APPROVED:          OR
http://www.sos.state.il.us
----------------------------------------------------------------------------------------------------------------

1.   CORPORATE NAME:    FIRST NATIONAL BANCORP, INC.
                    -----------------------------------------------------------
                                                                   (Note 1)
2.   MANNER OF ADOPTION OF AMENDMENT:
         The following amendment of the Articles of Incorporation was adopted on MARCH 9, 2000 in the manner indicated below. ("X" one box only)
            --------------------
            (Month & Day) (Year)

     / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;

                                                                   (Note 2)
     / / By a majority of the board of directors, in accordance with Section
         10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                                                                   (Note 2)
     / / By a majority of the board of directors, in accordance with Section
         10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

                                                                   (Note 3)
     /X/ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

                                                                   (Note 4)
     / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

                                                                   (Notes 4 & 5)
     / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                                                   (Note 5)

3.   TEXT OF AMENDMENT:
     a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all others amendments.

          Article I: The name of the corporation is:

-------------------------------------------------------------------------------
                                  (NEW NAME)

                 All changes other than name, include on page 2
                                    (over)

                               TEXT OF AMENDMENT

b. (IF AMENDMENT AFFECTS THE CORPORATE PURPOSE, THE AMENDED PURPOSE IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY IF THERE IS NOT SUFFICIENT SPACE TO DO SO, ADD ONE OR MORE SHEETS OF THIS SIZE.)

That Paragraph 1 of Article Four of the Articles of Incorporation of the Company be amended to read as follows:

ARTICLE FOUR Paragraph 1: The authorized shares shall be:


                                   Par Value          Number of
Class                              Per Share          Shares Authorized
-----                              ---------          -----------------
Common                        $10.00 per share                   10,000,000
Preferred (Undesignated)         NPV                                997,250
Preferred A. Jr. Parti           NPV                                  2,750


4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares or a reduction of the number of authorized shares of any class below the number of issued shares of that class provided for or affected by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

    NO CHANGE

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

    NO CHANGE

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHARGE")

    NO CHANGE

                                         Before Amendment       After Amendment

Paid-in Capital                          $____________           $____________


    (COMPLETE EITHER ITEM 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury that the facts stated herein are true.

Dated March 9, 2000                  First National Bancorp, Inc.
      -------  ----                  ------------------------------------------
  (MONTH & DAY) (YEAR)                    (EXACT NAME OF CORPORATION AT DATE OF
                                           EXECUTION)

attested by  /s/ Albert G. D'Ottavio       by /s/ Albert G. D'Ottavio
            --------------------------     --------------------------------
            (SIGNATURE OF SECRETARY OR     (SIGNATURE OF PRESIDENT OR
             ASSISTANT SECRETARY)          VICE PRESIDENT)

            Albert G. D'Ottavio, Secretary   Albert G. D'Ottavio, President
            -------------------------------  -------------------------------
            (TYPE OR PRINT NAME AND TITLE)   (TYPE OR PRINT NAME AND TITLE)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

    If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

    The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated ________________________, __________
            (MONTH & DAY)         (YEAR)
__________________________________________  ____________________________________

__________________________________________  ____________________________________

__________________________________________  ____________________________________

__________________________________________  ____________________________________